                                                        Exhibit 24.1



                            POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Timothy J. Schmitt and Graham M. Clark, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, in his name and on his behalf, to do any and all acts and things and to execute any and all instruments which they and each of them may deem necessary or advisable to enable Newmont Gold Company (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of up to, and including, 1,000,000 shares of Common Stock of the Company and an indeterminate amount of interests in the Newmont Gold Company Hourly Retirement Savings Plan and the Newmont Gold Company Salaried Retirement Savings Plan, including power and authority to sign his name in any and all capacities (including his capacity as a Director and/or Officer of the Company) to a Registration Statement on Form S-8 or such other form as may be appropriate, and to any and all amendments, including post-effective amendments, to such Registration Statement, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 20th day of March, 1996.



Signature                       Title
- ---------                       -----


/s/  J.P. Bolduc                Director
- ------------------------
     J.P. Bolduc

/s/  Ronald C. Cambre           Chairman, President and Chief Executive Officer
- ------------------------        and Director (Principal Executive Officer)
     Ronald C. Cambre

/s/  Joseph P. Flannery         Director
- ------------------------
     Joseph P. Flannery


/s/  Leo I. Higdon, Jr.                 Director
- ------------------------
     Leo I. Higdon, Jr.

/s/  Thomas A. Holmes                   Director
- ------------------------
     Thomas A. Holmes

/s/  Robin A. Plumbridge                Director
- ------------------------
     Robin A. Plumbridge

/s/  Robert H. Quenon                   Director
- ------------------------
     Robert H. Quenon

/s/  Moeen A. Qureshi                   Director
- ------------------------
     Moeen A. Qureshi

/s/  Michael K. Reilly                  Director
- ------------------------
     Michael K. Reilly

/s/  James V. Taranik                   Director
- ------------------------
     James V. Taranik

/s/  William I. M. Turner, Jr.          Director
- ------------------------------
     William I. M. Turner, Jr.

/s/  Wayne W. Murdy                     Senior Vice President and Chief
- ------------------------                Financial Officer (Principal
     Wayne W. Murdy                     Financial Officer)

/s/  Gary E. Farmar                     Vice President and Controller
- ------------------------                (Principal Accounting Officer)
     Gary E. Farmar


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